Exhibit 99.1

IonQ to Acquire Elisity to Accelerate Zero Trust for the Quantum Era

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Combination to pair IonQ's post-quantum cryptography and quantum key distribution capabilities with Elisity's Zero Trust technology platform to help enterprise and government customers address current cyber threats and prepare for the quantum era
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Elisity brings an established global enterprise customer base, deep CISO relationships, and significant recurring revenue with accelerating growth in the more than $10 billion microsegmentation market
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Acquisition allows IonQ to accelerate securing the nation for the quantum era – as per White House Executive Order on June 22, 2026

College Park, Md. / October 12, 2026 / IonQ (NYSE: IONQ), the world’s leading full-stack quantum platform and foundry, today announced that it has entered into a definitive agreement to acquire Elisity, Inc., a Zero Trust security company, in an all-stock transaction valued at up to $1.3 billion. The acquisition brings together IonQ's post-quantum cryptography (PQC) and quantum key distribution (QKD) capabilities with Elisity's enterprise Zero Trust technology platform. On a combined basis, IonQ will benefit from an expanded cybersecurity platform that both uncovers and protects against present LLM and emerging quantum threats.

Elisity builds on IonQ’s expanding quantum security offerings with a high-growth enterprise security business, cutting-edge Zero Trust technology platform, and team of industry leaders led by cybersecurity expert CEO James Winebrenner. Elisity has a strong track record of doubling its revenue and its customer base year-over-year with zero churn among deployed customers. With more than 100 global customer deployments and deep CISO and security community relationships, Elisity will provide IonQ with expanded channels to bring its PQC, QKD and quantum computing offerings to market for both enterprise and government networks, opening up the more than $10 billion microsegmentation opportunity with double-digit CAGR to IonQ.

“With Elisity and its team as part of IonQ, we will be well positioned to help customers protect critical infrastructure and enterprise networks throughout the transition to the quantum era. As I said first, Q-Day is coming much faster than predicted. IonQ is offering its customers a vertically integrated full-stack quantum platform across quantum computing, networking, sensing and cybersecurity. Just as adding SkyWater Technology expanded IonQ’s capabilities in chip design, fabrication and packaging, Elisity will bring proven enterprise policy enforcement scale and deployment experience to our quantum security strategy and will give IonQ a strong growth platform to serve customers and create value for our shareholders,” said Niccolo de Masi, Chairman and CEO of IonQ.

“Our customers need to prioritize post-quantum cryptography initiatives while securing existing assets to keep essential operations running,” said James Winebrenner, CEO of Elisity. “With IonQ, we will be optimally positioned to partner with them to modernize their crypto-agility programs, accelerate post-quantum cryptography capabilities while advancing their holistic Zero Trust posture and deploy hybrid-cybersecurity solutions today that are prepared for the quantum future.”

Elisity’s Commercial Advantage

Enterprises face two overlapping priorities: containing attacks that operate at machine speed and preparing to protect sensitive information against future quantum threats. The urgency of this transition is underscored by recent White House executive orders advancing quantum innovation and accelerating the federal government's migration to PQC. These directives reinforce the importance of securing critical systems and preparing government networks for quantum-era threats while supporting long-term modernization.

Today, Elisity IdentityGraph combines native asset identity and partner-enriched context, and risk information to inform least-privilege access policy for users, devices, workloads and AI agents. Teams can simulate policies before limiting each identity to the communications it needs, helping reduce attack surface and contain an attack’s spread. By bringing together Elisity's Zero Trust framework with IonQ's PQC and QKD capabilities, the companies will combine cryptographic protection for sensitive information and communications with identity-based controls that limit unauthorized access and the spread of threats across enterprise networks. The shared roadmap with IonQ will extend IdentityGraph with cryptographic inventory and risk information. This integrated approach will help customers address quantum-related security risks through a multiyear transition while strengthening defenses against current cyberattacks, including threats involving AI agents.

Following closing, Elisity will continue serving its customers under its current leadership, including current CEO James Winebrenner. Together, the companies will continue their track record of innovation, customer success and strong partner relationships, backed by IonQ’s demonstrated approach of investing in the critical technologies it acquires.

IonQ’s Multiproduct Revenue Growth Opportunity

IonQ brings an established track record in growing its quantum security and quantum-secure communications offering. The company has deployed some of the largest quantum-safe national communications networks in the world, including in Switzerland, Poland, Romania, Slovakia, and serves global customers with quantum-safe defense in depth spanning quantum-safe posture management, quantum key distribution, and post quantum cryptography.

Customers are increasingly adopting multiple IonQ products and services, driving growth in multiproduct revenue and providing evidence of demand for integrated solutions; in the second quarter of 2026, IonQ delivered 40% year-over-year growth in multiproduct revenue.

IonQ and Elisity expect opportunities to cross-sell complementary security solutions, expand relationships with enterprise and government customers, and develop integrated offerings.

Transaction Details

Under the terms of the agreement, IonQ will acquire Elisity in an all-stock transaction valued at up to $1.3 billion, including up to $150 million in earnout opportunity subject to performance of the Elisity business. The number of IonQ shares to be issued in the transaction will be calculated at closing based on the volume weighted average price of IonQ common stock for the 20 trading days prior to, but not including, the third business day before the closing date, but that price will not be greater than $49.61 or less than $33.07 per share.

The transaction is expected to close in the fourth quarter of 2026 and is subject to customary closing conditions, including receipt of required regulatory approval.

About Elisity

Elisity helps enterprises advance Zero Trust security for users, devices, workloads, AI agents and other non-human identities. Elisity IdentityGraph correlates identity, asset and risk information from native and partner sources to inform access decisions. Elisity’s software policy layer uses the network to enforce access rules independently of the underlying network technology. Teams can simulate policies and limit each identity to the communications it needs, extending the value of existing network and security investments. Founded in 2019, Elisity has a global employee footprint and a growing number of customers in the Fortune 500. Learn more at elisity.com.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the world's leading quantum platform and foundry - delivering integrated quantum solutions across computing, networking, sensing, and security. IonQ's newest generation of quantum computers, the Superion, is the latest in a line of cutting-edge systems. Earlier systems have helped customers and partners including Amazon Web Services, AstraZeneca, and NVIDIA achieve a 20x performance increase over previous quantum solutions and accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. In 2025, the company achieved 99.99% two-qubit gate fidelity, setting a world record in quantum computing performance.

Headquartered in College Park, Maryland, IonQ has operations across North America, Latin America, EMEA, and APAC. Our quantum computing services have been available through all major cloud providers since 2021, while we also meet the needs of networking and sensing customers across land, sea, air, and space. IonQ is making quantum platforms more accessible and impactful than ever before. Learn more at IonQ.com.

Note to Investors Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements contained in this press release other than statements of historical fact are forward-looking statements, including statements regarding the pending acquisition, its expected timing and benefits and the combined company's products, customers and markets. In some cases, you can identify these statements by forward-looking words such as "pending," "look forward," "accelerate," "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast," "confident," "position," "become," "on track," "ensure," "ongoing" and other similar expressions. These statements are only predictions based on our expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements, including, among others, the risk that the proposed acquisition does not close on the expected timing or at all, the receipt of required approvals, the retention of customers, partners and employees of the acquired company, the integration of the acquired business, and those described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission, or SEC, and in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 filed with the SEC. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement we make. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Contacts

IonQ Investor Contact

investors@ionq.co

IonQ Media Contact

media@ionq.co

Elisity Media Contact

Danielle Ostrovsky, ostrovsky@hi-touchpr.com